Exhibit 10.1

Execution Version

DEBT REPAYMENT AND EXCHANGE AGREEMENT

This Debt Repayment and Exchange Agreement (this “Agreement”) is entered into as of October 25, 2024 (the “Effective Date”) by and among Gryphon Digital Mining, Inc. a Delaware corporation (the “Company”), Gryphon Opco I LLC, a Delaware LLC and an indirect wholly owned subsidiary of the Company (the “Borrower”), Ivy Crypto, Inc., a Delaware corporation (“Ivy”), a direct wholly owned subsidiary of the Company, Gryphon Opco II LLC, a direct wholly owned subsidiary (“Gryphon II” and together with the Company, the Borrower, Ivy, ACH and ACAE, collectively the “Company Parties”), and Anchorage Lending CA, LLC (the “Lender”).

WHEREAS, Borrower and the Lender are parties to (a) an Amended and Restated Equipment Loan and Security Agreement Loan Agreement dated as of March 29, 2023 and (b) an Amended and Restated Promissory Note dated as of March 29, 2023 ((a) and (b), collectively, the “Loan Agreement,” and annexed hereto as Exhibit A). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement, as applicable;

WHEREAS, the Lender has made certain loans to the Borrower pursuant to and subject to the terms and conditions contained in the Loan Agreement (the “Loans”);

WHEREAS, as of the date of this Agreement, the total outstanding principal on the Loans is 304 Bitcoin (the “Current Loan Balance”); and

WHEREAS, the Borrower and the Lender wish to exchange the Current Loan Balance under the Loans as follows: (a) for 8,287,984 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock” or the “Shares”), at an exchange rate of $1.10 per share (the “Share Purchase Price”), with a fraction of a Share rounded down to the next whole share; (b) a Loan, Guaranty and Security Agreement (the “New Loan Agreement”) substantially in the form annexed hereto as Exhibit B for an aggregate principal amount equal to $5,000,000 (the “New Loan”); (c) a Penny Warrant Agreement (the “Penny Warrants”) substantially in the form annexed hereto as Exhibit C to permit Lender (or its designee) to purchase from the Company 3,530,198 shares of Common Stock at a price per share equal to $0.01 and (d) a $1.50 strike price Warrant Agreement (the “$1.50 Warrants”) substantially in the form annexed hereto as Exhibit D to permit Lender (or its designee) to purchase from the Company 2,000,000 shares of Common Stock at a price per share equal to $1.50.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.	Issuance of Repayment Shares and Warrants, Board Appointment and Execution of the New Loan Agreement.

(a)	Concurrently with the execution and delivery of this Agreement, the Company shall issue to the Lender an aggregate of 8,287,984 shares of Common Stock (the “Repayment Shares”). No later than the second (2nd) trading day after the date hereof, the Company shall issue and deliver to the Lender a certificate or book entry account statement evidencing the Repayment Shares. Any certificate or certificates or book entry account statement or statements evidencing the Repayment Shares shall be subject to a legend or legends restricting transfer under the United States Securities Act of 1933 (as amended, the “Securities Act”) until such time as the Repayment Shares have been sold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act (“Rule 144”).

(b)	Concurrently with the execution and delivery of this Agreement, the Company shall issue to the Lender the Penny Warrants to purchase from the Company 3,530,198 shares of Common Stock at a price per share equal to $0.01.

(c)	Concurrently with the execution and delivery of this Agreement, the Company shall issue to the Lender the $1.50 Warrants to purchase from the Company 2,000,000 shares of Common Stock at a price per share equal to $1.50.

(d)	Concurrently with the execution and delivery of this Agreement, the Company shall cause the Company’s board of directors (the “Company Board”) to take all appropriate action under the Company’s organizational documents to increase the size of the Company Board by one director and appoint one individual designated by the Lender (the “Lender Designee”) to the board of directors of the Company as a Class III director. In the event the Lender Designee resigns from or is otherwise removed from the Company Board, then (i) the Company Board shall not reduce the size of the Company Board to eliminate the vacancy created thereby, (ii) the Lender shall have the right to nominate a replacement Lender Designee, and (iii) upon such nomination, the Company and the Company Board and any committee thereof, as applicable, shall take all appropriate action under the Company’s organizational documents to fill the vacancy created thereby with such replacement Lender Designee. While the New Loan is outstanding, if the Lender Designee’s term will expire at the next annual meeting of the Company’s stockholders, such Lender Designee shall be nominated by the Company for reelection by the stockholders at such meeting. Failure to have the Lender Designee on the Company Board while the New Loan is outstanding shall be an event of default of the Company’s obligation under this Agreement.

(e)	Concurrently with the execution and delivery of this Agreement, the Company Parties and the Lender (or its designee) will enter into the New Loan Agreement (and all other Transaction Documents contemplated thereby).

(f)	The Company Parties and Lender further acknowledge and agree that (i) the issuances of the Replacement Shares, the Penny Warrants and the $1.50 Warrants to Lender as set forth respectively in clauses (a), (b) and (c) above, and the execution and delivery of the New Loan Agreement (and all other Transaction Documents contemplated thereby) by the Company Parties and Lender (or its designee) as set forth in clause (e) above shall fully satisfy Borrower’s obligations to Lender under Loan Agreement (and all ancillary documents and instruments related thereto) and the Loans, and (ii) immediately upon such issuances of the Replacement Shares, the Penny Warrants and the $1.50 Warrants and such execution and delivery of the New Loan Agreement, all obligations of Borrower to Lender under the Loan Agreement (and all ancillary documents and instruments related thereto) and the Loans shall be deemed satisfied and repaid in full and the Loan Agreement (and all ancillary documents and instruments related thereto) and the Loans shall be terminated and cancelled in their entirety, except that the New Loan shall remain outstanding as if the Loan Agreement was never novated.

2.	Company Stockholders’ Meeting.

(a)	By no later than September 30, 2025, the Company shall take all action necessary under applicable law to call, give notice of and hold its annual meeting of stockholders (such meeting, the “Company Stockholders’ Meeting”) for the purpose, among others things, of seeking the approval of Lender’s ability to hold in excess of 20% of Company’s Common Stock, including upon the exercise of the Penny Warrants, the $1.50 Warrants and the Conversion Feature (as defined in the New Loan Agreement) (the “Company Stockholder Matter”).

(b)	If the approval of the Company Stockholder Matter is not obtained at such Company Stockholders’ Meeting, the Company will seek to obtain such approval at the next occurring annual meeting of the stockholders of the Company or, if such annual meeting is not scheduled to be held within six (6) months after the initial Company Stockholders’ Meeting, a special meeting of the stockholders of the Company to be held within six (6) months after the Company Stockholders’ Meeting. The Company will hold an annual meeting or special meeting of its stockholders, at which a vote of the stockholders of Company to approve the Company Stockholder Matter will be solicited and taken, thereafter, at least once every six (6) months until Company obtains approval of the Company Stockholder Matter.

(c)	Company agrees that: (i) the Company Board shall recommend that the holders of Company’s Common Stock vote to approve the Company Stockholder Matter and shall seek to solicit and obtain such approval within the time frames set forth in Section 2.2(b), and (ii) the applicable proxy statement shall include a statement to the effect that the Company Board recommends that the Company’s stockholders vote to approve the Company Stockholder Matter.

3.	Representations and Warranties of Lender. The Lender represents and warrants to the Company Parties that:

(a)	Organization, Authorization and Enforcement. The Lender is a limited liability company, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. The Lender has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Lender and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Lender. This Agreement has been duly executed by the Lender and, when executed and delivered by the Company Parties, will constitute the valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, except as such enforceability may be limited by (i) the effect of bankruptcy, insolvency, reorganization, receivership, conservatorship, arrangement, moratorium or other laws affecting or relating to creditors’ rights generally or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law (the “Enforceability Exceptions”).

(b)	Governmental Consents and Approvals. Except as set forth herein, the execution, delivery, and performance of this Agreement by the Lender do not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority.

(c)	Securities Act Representations. The Lender is an accredited investor (as defined in Rule 501 promulgated under the Securities Act) and is aware that the sale of the Repayment Shares, Penny Warrants and $1.50 Warrants is being made in reliance on a private placement exemption from registration under the Securities Act and that the Company is relying upon the truth and accuracy of the representations and warranties of the Lender set forth in this Agreement in order to determine the applicability of such provisions. The acquisition of the Repayment Shares, Penny Warrants and $1.50 Warrants by the Lender has not been solicited by or through anyone other than the Company. The Lender is acquiring the Repayment Shares, Penny Warrants and $1.50 Warrants for its own account (and not for the account of others), and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling the Repayment Shares, Penny Warrants and $1.50 Warrants in violation of the Securities Act. The Lender has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Repayment Shares, Penny Warrants and $1.50 Warrants and is capable of bearing the economic risks of such investment. The Lender has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement.

(d)	No Brokers. The Lender has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

(e)	No General Solicitation. The Lender is not acquiring for the Repayment Shares, Penny Warrants and $1.50 Warrants as a result of or subsequent to any general solicitation or general advertising, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting or in a registration statement filed with the Securities and Exchange Commission (“SEC”).

4.	Representations and Warranties of the Company. Each of the Company Parties hereby represents and warrants to the Lender that:

(a)	Organization, Authorization and Enforcement. Such Company Party is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Such Company Party has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by such Company Party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each such Company Party. This Agreement has been duly executed by such Company Party and, when executed and delivered by the Lender, will constitute the valid and binding obligation of each such Company Party enforceable against such Company Party in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. Each of the Company and its Subsidiaries (as defined below) is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document (as defined below), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. “Transaction Documents” means, individually and collectively, this Agreement and registration statement in respect to this Agreement or otherwise, the New Loan Agreement, the Penny Warrants and the $1.50 Warrants and, in each case, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder or thereunder.

(b)	No Conflicts. The execution, delivery and performance of this Agreement by such Company Party and the consummation by such Company Party of the transactions contemplated hereby and each of the Transaction Documents do not and will not (i) conflict with or violate the certificate of incorporation, bylaws or other organizational documents of such Company Party, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which such Company Party is a party or by which any property or asset of such Company Party is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Company Party is subject, or by which any property or asset of such Company Party is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties, operations or results of operations of the Company and its subsidiaries taken as a whole.

(c)	Governmental Consents and Approvals. The execution, delivery, and performance of this Agreement by such Company Party does not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority other than (i) any filings required under applicable securities laws, (ii) any filings required under the listing rules of any exchange on which the Common Stock is listed and (iii) any filings required under this Agreement (including the filing of a registration statement pursuant to Section 5 hereof).

(d)	Valid Issuance. The Repayment Shares have been duly authorized and, when issued in exchange for a portion of the Current Loan Balance in accordance with the terms of this Agreement, will be validly issued, fully paid, non-assessable and free of pre-emptive or similar rights.

(e)	SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since February 9, 2024 (and the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(f)	General Solicitation; No Integration. Other than with respect to the Lender, neither the Company nor any other person or entity authorized by the Company to act on its behalf has engaged in a general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) of investors with respect to offers or sales of the Repayment Shares. The Company has not, directly or indirectly, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which, to its knowledge, is or will be integrated with the Repayment Shares issued pursuant to this Agreement.

(g)	Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest balance sheet included within the SEC Reports, except as disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC and (C) liabilities incurred to finance the acquisition of equipment, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate, except pursuant to existing Company stock option or incentive plans. The Company does not have pending before the SEC any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that is required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least 1 trading day prior to the date that this representation is made.

(h)	Subsidiaries. The Subsidiaries of the Company are set forth in the SEC Reports, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(i)	Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Common Stock or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, neither the Company nor any of its subsidiaries, nor, to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there has not been, and there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(j)	Registration Rights. Except as disclosed in the SEC Reports, no person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

(k)	Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

(l)	Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Stock in violation of Regulation M under the Exchange Act.

(m)	No Brokers. Such Company Party has not retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

5.	Registration Rights.

(a)	The Company agrees that it will: (i) file with the SEC, no later than 30 calendar days following the date of this Agreement, a registration statement on Form S-3, or, if the Company is not then eligible to register the Repayment Shares, the shares issuable upon exercise of the Penny Warrants, the shares issuable upon exercise of the $1.50 Warrants and the shares issuable upon conversion of the New Loan (together, the “Registrable Securities”) for resale on Form S-3, on another appropriate form in accordance with the Securities Act, to enable the resale of the Registrable Securities by the Lender in an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the “Registration Statement”), (ii) to use its reasonable best efforts to cause the Registration Statement to become effective as soon as practicable after the filing thereof, and (iii) file with the SEC such amendments and supplements to the Registration Statement in compliance with applicable laws, the prospectus used in connection therewith and any document incorporated by reference therein as may be necessary to keep such Registration Statement current, effective and free from any material misstatement or omission to state a material fact until the earlier of (A) the date as of which the Lender may sell all of the Registrable Securities without restriction or limitation as to volume or manner sale under Rule 144 and (B) such time as all Registrable Securities acquired by the Lender hereunder have been sold; provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the Lender furnishing a completed and executed selling shareholder questionnaire in the form set forth as Exhibit E attached hereto (the “Seller Questionnaire”) to the Company regarding the Lender and the securities of the Company held by the Lender to effect the registration of the Registrable Securities.

(b)	In the event (i) of any request by the SEC or any other federal, state or provincial governmental authority during the period of effectiveness of a Registration Statement for amendments or supplements to such Registration Statement or a related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal, state or provincial governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) that the Company Board determines in good faith that it would be materially detrimental to the Company to maintain a Registration Statement at such time because it would require the disclosure of material nonpublic information the disclosure of which at the time is not in the best interests of the Company; then the Company shall deliver a certificate in writing to the Lender (the “Suspension Notice”) to the effect of the foregoing (provided that the Company will not disclose the content of any material non-public information to the Lender in any Suspension Notice) and, upon receipt of such Suspension Notice, the Lender will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Lender’s receipt of copies of a supplemented or amended prospectus prepared and filed by the Company, such receipt shall be deemed effective hereunder if such supplemented or amended prospectus is made publicly available on the Company’s website or at www.sec.gov, or until it is advised in writing by the Company that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus, such receipt shall be deemed effective hereunder if such additional or supplemental filings are made publicly available on the Company’s website or at www.sec.gov. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and in the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice. The Company shall have the right to defer the filing of or suspend the use of the Registration Statement pursuant to (iv) above for a period of not more than sixty (60) days from the date the Company notifies the Lender of such deferral or suspension; provided that the Company shall not exercise such right more than once in any six (6) month period.

(c)	In connection with the Registration Statement, the Company shall (i) pay all customary costs and expenses in connection with such registration including all registration and filing fees, expenses of any audits incident to or required by any such registration, fees and expenses of complying with securities and “blue sky” laws, printing expenses and fees and expenses of the Company’s counsel and accountants and Financial Industry Regulatory Authority, Inc. filing fees (if any) (other than underwriting discounts and commissions and brokers’ commissions), (ii) notify the Lender promptly upon discovery that the Registration Statement or any supplement to any prospectus forming a part of the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, use commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and any prospectus forming a part of the Registration Statement as may be necessary to comply with the provisions of the Securities Act in connection with resale of the Registrable Securities, and (iii) indemnify and hold harmless the Lender, each underwriter, broker or any other person acting on behalf of the Lender and each other person, if any, who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by law, from and against any and all losses to which any of the foregoing persons may become subject under the Securities Act or otherwise caused by, arising from or relating to any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, contained in any such Registration Statement or prospectus or any amendment thereof or supplement thereto relating to the Registrable Securities, except insofar as such losses are caused by or related to any such untrue statement or omission or alleged untrue statement or omission so made based upon information included in the Seller Questionnaire or otherwise furnished in writing to the Company by the Lender expressly for use therein.

6.	General Provisions.

(a)	Indemnification. The Company will indemnify and hold the Lender and its directors, officers, shareholders, members, partners, employees and agents, each Person who controls the Lender (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees of such controlling persons (each, a “Lender Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented out-of-pocket attorney’s fees and costs of investigation that any such Lender Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against the Lender Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Lender Party, with respect to any of the transactions contemplated by the Transaction Documents. If any action shall be brought against any Lender Party in respect of which indemnity may be sought pursuant to this Agreement, such Lender Party shall promptly notify the Company in writing. The indemnification required by this Section 6(a) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, in each case, within 5 business days of when the Company receives notice that such bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Lender Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

(b)	Governing Law, Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)	Notices. All notices, consents, requests, approvals, demands, or other communication by any party to this Agreement must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by electronic mail; (c) one (1) business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified at such party’s address as set forth on the signature page hereto, or as subsequently modified by written notice

(d)	Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(e)	Modification and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Lender and the Company Parties. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(f)	Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(g)	Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. The Lender acknowledges and agrees that none of the Company Parties or any other Person has made or makes any express or implied representation or warranty, either written or oral, on behalf of the Company Parties (including without limitation any representation or warranty as to the accuracy or completeness of any information regarding the Company Parties furnished or made available to Lender) except for the representations and warranties expressly set forth in this Agreement.

(h)	Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(j)	Expenses. The Company shall pay, in cash, all of the Lender’s fees, costs and expenses, including of the Lender’s advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, performance and enforcement of this Agreement, including, without limitations, the Company’s obligations under Sections 2, 5 and 6(a) hereof or as a result of any material inaccuracy of any of the Company’s representations and warranties hereunder. The Company shall pay all fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by the Purchaser), stamp taxes and other similar taxes and duties levied in connection with the delivery of any Stock to the Lender. Concurrently with the execution and delivery of this Agreement, the Company shall pay, in cash, to the Lender, an amount equal to $92,000 as reimbursement for Lender’s legal expenses incurred to date in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents and legal fees outstanding under the Loan Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Debt Repayment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY PARTIES

GRYPHON DIGITAL MINING, INC.

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer

GRYPHON OPCO I LLC

By:	Ivy Crypto, Inc., its sole member

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer

IVY CRYPTO, INC.

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer

GRYPHON OPCO II LLC

By:	Gryphon Digital Mining, Inc., its sole member

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer

Address for notices (all Company Parties): 1180 N. Town Center Drive, Suite 100, Las Vegas, NV

LENDER

ANCHORAGE LENDING CA, LLC

By:	/s/ Julie Veltman
Name:	Julie Veltman
Title:	Chief Financial Officer

Address for notices (Lender): Anchorage Lending CA, LLC 101 S. Reid Street, Suite 329 Sioux Falls, South Dakota 57103